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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 23, 2003
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                   000-22023                77-0156161
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)        File No.)           identification number)



                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99      Press release dated April 23, 2003 filed pursuant to Item 9.

ITEM 9.  REGULATION FD DISCLOSURE.

         On April 23, 2003, Macrovision Corporation announced a license agreement with Microsoft under which Macrovision will provide worldwide record labels with the capability to design and produce "dual session" music CDs that contain both Red Book audio files, which play on traditional home and car stereos, and also include "second session" files that can be played and stored on a consumer's PC and portable devices. The contents of that press release, filed as Exhibit 99 to this Form 8-K, are incorporated by reference into this
Item 9.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MACROVISION CORPORATION
                                           (Registrant)




Date:  April 23, 2003                   By: /s/ William A. Krepick
                                           -----------------------------
                                           William A. Krepick
                                           Chief Executive Officer and President


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Exhibit Index
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Exhibit 99      Press release dated April 23, 2003 filed pursuant to Item 9.